UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

AltEnergy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40984	86-2157013
(State or other jurisdiction Identification No.)	(Commission File Number)	(I.R.S. Employer of incorporation)

600 Lexington Avenue
9th Floor
New York, NY 10022
(Address of principal executive offices) (Zip Code)

(203) 299-1400

(Registrant’s telephone number, including area code)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one- half of one Warrant	AEAEU	The Nasdaq Global Market
Class A common stock, par value $0.0001 per share	AEAE	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AEAEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On February 21, 2024, AltEnergy Acquisition Corp., a Delaware corporation (“AltEnergy”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among AltEnergy, Car Tech Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), and Car Tech, LLC, an Alabama limited liability company (“Car Tech”). The transactions set forth in the Merger Agreement, including the Merger (defined below), will constitute a “Business Combination” as contemplated by AltEnergy’s Amended and Restated Certificate of Incorporation.

The Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Delaware Limited Liability Company Act (Car Tech having been converted to a Delaware limited liability company), Merger Sub will merge with and into Car Tech, with Car Tech surviving as a wholly-owned subsidiary of AltEnergy (the “Merger”). Upon the consummation of the Merger, subject to approval by AltEnergy’s stockholders and other customary closing conditions, the combined company will be renamed and is expected to list on The Nasdaq Capital Market.

Consideration

Subject to the terms and conditions set forth in the Merger Agreement, in consideration of the Merger, membership interests in Car Tech (the “Car Tech Units”) will be converted into the right to receive for each Car Tech Unit owned a number of shares of AltEnergy’s common stock (the “Parent Common Stock”) obtained by dividing (i) a fraction equal to (a) the quotient of (x) the Aggregate Merger Consideration divided by (y) ten dollars ($10.00), by (ii) the number of Car Tech Units that are issued and outstanding immediately prior to the effective time of the Merger.

“Aggregate Merger Consideration” means (I) $80,000,000 minus the amount of any shortfall in AltEnergy’s obligation to source at least $50,000,000 in proceeds from a private placement to be consummated immediately prior to the Merger, and an additional (II) $40,000,000 (the “Earn Out Consideration”).

The 4,000,000 shares of Parent Common Stock to be issued to holders of Car Tech Units based on the Earn Out Consideration, will be subject to the terms of the Lock-up Agreements described below.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the Merger Agreement and their respective business operations and activities, including, with respect to Car Tech, its material properties, leases, and contracts. The representations and warranties of the parties do not survive the closing.

1

Covenants

The Merger Agreement contains customary covenants of the parties thereto, including: (a) conduct of business pending the Merger, (b) preparation and filing of a Form S-4 with respect to the Parent Common Stock issuable under the Merger Agreement (the “Form S-4”), which Form S-4 will contain a proxy statement for AltEnergy’s stockholders, (c) the requirement to make appropriate filings and obtain clearance pursuant to the HSR Act, if required, and (d) the preparation and delivery of updated audited financial statements for Car Tech.

The Merger Agreement also contains mutual exclusivity provisions prohibiting the parties thereto and their respective representatives and subsidiaries from soliciting initiating, continuing or otherwise encouraging or participating in an Acquisition Proposal (as defined in the Merger Agreement), or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Transactions

Consummation of the transactions contemplated by the Merger Agreement is subject to conditions of the respective parties that are customary for a transaction of this type, including, among others: (a) obtaining approval of the Merger by the holders of a majority in voting power of the Parent Common Stock; (b) obtaining approval of the Merger by the holders of a majority of the Car Tech Units; (c) there being no laws or injunctions by governmental authorities or other legal restraint prohibiting consummation of the transactions contemplated under the Merger Agreement; (d) if required, the required filings under the HSR Act having been completed and the waiting period applicable to the Merger under the HSR Act having expired or terminated; (e) the Parent Common Stock being listed on Nasdaq; (f) the Form S-4 having become effective and no stop order suspending the effectiveness of the Form S-4 having been issued by the SEC; and (g) AltEnergy having at least $5,000,001 in net tangible assets after giving effect to the consummation of the Merger.

Car Tech has separate conditions to closing, including, among others, that no material adverse effect has occurred with respect to AltEnergy and that AltEnergy has raised at least $50,000,000 in an investment into the Company. AltEnergy has separate conditions to closing, including, among others, that no material adverse effect having occurred with respect to Car Tech and certain indebtedness of Car Tech having been converted into Car Tech units.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Merger, including: (a) by mutual written consent of AltEnergy and Car Tech; (b) by either party if the closing has not occurred prior to October 31, 2024; (c) there is a final non-appealable order issued by a governmental authority preventing or making illegal the consummation of the transactions contemplated by the Merger Agreement; (d) by Car Tech if AltEnergy fails to obtain the requisite stockholder approvals; (e) by AltEnergy if Car Tech fails to obtain the requisite member approvals; and (f) by either party if, subject to certain exceptions, any of the representations and warranties of the other party are not true and correct or if the other party fails to perform any of its respective covenants or agreements set forth in the Merger Agreement such that certain conditions to the obligations of such party cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods.

If the Merger Agreement is validly terminated, none of the parties will have any liability or any further obligation under the Merger Agreement with certain limited exceptions, including liability arising out of fraud or willful material breach of the Merger Agreement.

2

Governance

Pursuant to the Merger Agreement, following the Merger AltEnergy’s board of directors will consist of seven members, with Car Tech appointing five directors, including Hogap Kang, Dohyung Kim, Jonghoon Ha and two independent directors (as defined under applicable Nasdaq rules), and AltEnergy Acquisition Sponsor, LLC, a Delaware limited liability company and the sponsor of AltEnergy (the “Sponsor”), appointing two directors, including Russell Stidolph and one independent director (as defined under applicable Nasdaq rules).

Certain Related Agreements

Contribution and Exchange Agreement

Contemporaneously with the execution of the Merger Agreement, Shinyoung Co., Ltd, a corporation organized in the Republic of Korea (“Shinyoung”) and AltEnergy entered into a contribution and exchange agreement (the “Contribution and Exchange Agreement”) pursuant to which prior to the effective time of the Merger, Shinyoung will contribute to the capital of Car Tech all indebtedness owed by Car Tech to Shinyoung in exchange for Car Tech Units with a fair market value equal to the aggregate amount Car Tech is obligated to pay pursuant to such indebtedness. Shinyoung is a 78.32% holder of the Car Tech Units and is a holder of a significant portion of the Company’s outstanding indebtedness.

The foregoing description of the Contribution and Exchange Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Contribution and Exchange Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by this reference.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, AltEnergy and Car Tech entered into a support agreement (the “Support Agreement”) with the Sponsor and certain members of Car Tech (the “Support Parties”), whereby the Support Parties have agreed, among other things, to vote in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated hereby.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

3

Warrant Transfer and Option Agreement

Contemporaneously with the execution of the Merger Agreement, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, the Sponsor and B. Riley Principal Investments, LLC (“B. Riley”), executed and delivered to the members of Car Tech (“Company Members”) a warrant transfer and option agreement, pursuant to which, among other things, (a) the Sponsor has agreed to transfer 4,800,000 private placement warrants purchased from AltEnergy pursuant to that certain Private Placement Warrant Subscription Agreement, dated as of October 28, 2021 (the “Private Placement Warrants”) held by the Sponsor (the “Warrant Consideration”) to the Company Members at the effective time of the Merger, and (b) the Sponsor and B. Riley have agreed to grant to Shinyoung an option to purchase the remaining 7,200,000 Private Placement Warrants held by Sponsor and B. Riley for a purchase price of $4.00 per Private Placement Warrant (the “Warrant Transfer and Option Agreement”).

The foregoing description of the Warrant Transfer and Option Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Transfer and Option Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Lock-up Agreements

The Merger Agreement contemplates that following the execution of the Merger Agreement, holders of Company Units, shares of Parent Common Stock, or Private Placement Warrants, as applicable, (the “Lock-up Holders”) will enter into lock-up agreements (each, a “Lock-up Agreement”) with Car Tech and AltEnergy. Pursuant to the Lock-up Agreements, the Lock-up Holders will agree, among other things, that the Restricted Securities (as defined in the Lock-up Agreements), held following consummation of the Merger shall be subject to a lock-up restriction that will terminate with respect to (i) 50% of such shares on the 12 month anniversary of the closing date, (ii) 25% of such shares on the 18 month anniversary of the closing date, and (iii) 25% of such shares on the 24 month anniversary of the closing date.

Under the terms of the Lock-up Agreement, upon completion of the Merger, 4,000,000 shares of Parent Common Stock to be held by the Sponsor (the “Sponsor Earn Out Shares”) and 4,000,000 of the Restricted Securities designated as Earn Out Shares under the Merger Agreement to be held by holders of Car Tech Units (the “Company Member Earn Out Shares”; and together with the Sponsor Earn Out Shares, the “Earn Out Shares”) will be subject to additional transfer restrictions, release and forfeiture terms. A block of fifty percent (50%) of the Earn Out Shares (2,000,000 shares of Parent Common Stock held by each of Sponsor and 2,000,000 shares of Parent Common Stock held by holders of Car Tech Units) (the “Block A Earn Out Shares,” of which 1,850,000 held by each are designated as Block A-1 Earn Out Shares and the balance are designated as Block A-2 Earn Out Shares) may not be transferred unless and until either (i) the closing price of shares of Parent Common Stock on the principal securities exchange or securities market on which the Parent Common Stock is then traded equals or exceeds $14.00 per share for any 20 trading days within any consecutive 30-trading day period during the Earn Out Period (as defined below) or (ii) immediately prior to the consummation of a Block A Change of Control (as defined below) during the Earn Out Period (each of clauses (i) and (ii), a “Block A Triggering Event”). If a Block A Triggering Event does not occur or a Block A Forfeiting Change of Control (as defined below) is consummated during the Earn Out Period, the Block A Earn Out Shares shall be automatically forfeited and cancelled for no consideration at the end of the Earn Out Period or immediately prior to the consummation of such Block A Forfeiting Change of Control, as applicable.

The remaining Earn Out Shares (the “Block B Earn Out Shares”) will be subject to a transfer restriction unless and until either (i) the closing share price of shares of Parent Common Stock on the principal securities exchange or securities market on which the Parent Common Stock is then traded equals or exceeds $18.00 per share for any 20 trading days within any consecutive 30-trading day period during the Earn Out Period or (ii) immediately prior to the consummation of a Block B Change of Control (as defined below) during the Earn Out Period (each of clauses (i) and (ii), a “Block B Triggering Event”, and together with a Block A Triggering Event, a “Triggering Event”). If a Block B Triggering Event does not occur or a Block B Forfeiting Change of Control (as defined below) is consummated during the Earn Out Period, the Block B Earn Out Shares shall be automatically forfeited and cancelled for no consideration at the end of the Earn Out Period or immediately prior to the consummation of such Block B Forfeiting Change of Control, as applicable.

In the event that Shinyoung purchases warrants under the Warrant Transfer and Option Agreement (for the avoidance of doubt, other than pursuant to the right of first refusal therein), then a percentage of the Earn Out Shares held by the Sponsor and its permitted transferees equal to the Warrant Option Exercise Percentage will be automatically released from the additional earn out restrictions. “Warrant Option Exercise Percentage” means, expressed as a percentage, the quotient of (i) the number of warrants held by the Sponsor which are purchased by Shinyoung under the Warrant Transfer and Option Agreement (other than pursuant to the right of first refusal therein), divided by the aggregate number of warrants held by the Sponsor immediately prior to such purchase.

For purposes of the Lock-up Agreements, “Earn Out Period” means (A) with respect to the Block A-1 Earn Out Shares, the period from (and excluding) the closing date of the Merger to (and including) the day that is the fifth (5th) anniversary of the closing date, and (B) with respect to the Block A-2 Earn Out Shares and the Block B Earn Out Shares, the period from (and excluding) the closing date to (and including) the day that is the tenth (10th) anniversary of the closing date.

For purposes of the Lock-up Agreements, “Block A Change of Control” means a Cashout Change of Control (as defined below) which implies a value per share of Parent Common Stock that equals or exceeds $14.00 per share.

For purposes of the Lock-up Agreements, “Block A Forfeiting Change of Control” means a Cashout Change of Control which implies a value per share of Parent Common Stock that is less than $14.00 per share.

For purposes of the Lock-up Agreements, “Block B Change of Control” means a Cashout Change of Control which implies a value per share of Parent Common Stock that equals or exceeds $18.00 per share.

For purposes of the Lock-up Agreements, “Block B Forfeiting Change of Control” means a Cashout Change of Control which implies a value per share of Parent Common Stock that is less than $18.00 per share.

For purposes of the Lock-up Agreements, “Cashout Change of Control” means a Change of Control where all of the Parent Common Stock and other equity securities of AltEnergy outstanding immediately prior to such Change of Control is sold, transferred, exchanged or redeemed exclusively for cash, and not for other securities or non-cash consideration.

For purposes of the Lock-up Agreements, a “Change of Control” means, other than the transactions contemplated by the Merger Agreement, (i) any transaction or series of related transactions that results in any person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) acquiring equity securities that represent more than 50% of the total voting power of AltEnergy (for the avoidance of doubt, excluding Shinyoung, the Sponsor or their affiliates), or (ii) a sale or disposition of all or substantially all of the assets of AltEnergy and its subsidiaries on a consolidated basis, in each case that results in shares of Parent Common Stock being converted into cash or other consideration (including equity securities of another person) (other than a transaction or series of related transactions where shares of Parent Common Stock are converted into equity securities of another person who has substantially similar equity ownership to AltEnergy immediately prior to such transaction or series of related transactions).

The foregoing description of the form of Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Lock-up Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K contains information with respect to a proposed business combination (the “Proposed Business Combination”) among Car Tech, AltEnergy and Merger Sub. In connection with the Proposed Business Combination, AltEnergy intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement to be sent to AltEnergy stockholders and a prospectus for the registration of Parent Common Stock (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination is expected to be provided in the Registration Statement. AltEnergy urges investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about AltEnergy, Car Tech and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of AltEnergy as of a record date to be established for voting on the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: AltEnergy Acquisition Corp., 600 Lexington Avenue, 9th Floor, New York, NY 10022. The preliminary and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Report.

Participants in the Solicitation

AltEnergy, Car Tech and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AltEnergy’s stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of AltEnergy’s directors and executive officers in AltEnergy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of AltEnergy’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available. Information concerning the interests of AltEnergy’s participants in the solicitation, which may, in some cases, be different than those of AltEnergy’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. AltEnergy intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Current Report on Form 8-K other than statements of historical fact, including without limitation, statements regarding the proposed business combination between AltEnergy and Car Tech, the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Car Tech and the markets in which Car Tech intends to operate, business strategies, industry environment, potential growth opportunities, the effects of regulations and AltEnergy’s or Car Tech’s projected future results. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (including the negative versions of such words or expressions) are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors, stockholders, and other interested persons should carefully consider the risks and uncertainties described in AltEnergy’s final proxy statement/prospectus to be contained in the Registration Statement, including those under “Risk Factors” therein, AltEnergy’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by AltEnergy from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AltEnergy and Car Tech assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AltEnergy nor Car Tech gives any assurance that either AltEnergy or Car Tech will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AltEnergy, Car Tech or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 7.01 Regulation FD Disclosure

On February 21, 2024, AltEnergy and Car Tech issued a joint press release announcing their entry into the Merger Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of February 21, 2024, by and among AltEnergy Acquisition Corp., Car Tech Merger Sub, LLC, and Car Tech, LLC

10.1	Contribution and Exchange Agreement

10.2	Form of Support Agreement

10.3	Warrant Transfer and Option Agreement

10.4	Form of Lock-up Agreement

99.1	Press Release, dated February 21, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2024

ALTENERGY ACQUISITION CORP.

By:	/s/ Russell Stidolph
Name:	Russell Stidolph
Title:	Chief Executive Officer